UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

MYERS INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI PHILIP T. BLAZEK F. JACK LIEBAU, JR. BRUCE M. LISMAN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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GAMCO Asset Management Inc. (“GAMCO”) has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying BLUE proxy card to be used to solicit votes for the election of GAMCO’s director nominees to the Board of Directors of Myers Industries, Inc. (the “Company”) at the Company’s upcoming 2015 annual meeting of shareholders or any other meeting of shareholders in lieu thereof, and any adjournments, postponements, rescheduling, or continuations thereof.

On April 10, 2015 GAMCO sent the investor presentation to Institutional Shareholder Services Inc. attached as Exhibit 1.